Exhibit 10.4

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of August 30, 2023, is entered into by and between (i) Zevra Therapeutics, Inc., a Delaware corporation (the “Company”), and (ii) each of the Persons listed on Schedule A attached hereto (the “Schedule of Sellers”) (each, together with its permitted assigns, a “Seller” and collectively, the “Sellers”).

WHEREAS:

A. Upon the terms and subject to the conditions of the Loan Purchase Agreement by and between the Company and Agent dated as of even date herewith (the “Loan Purchase Agreement”) (i) the Company has agreed to purchase the Loan Assets (as defined in the Loan Purchase Agreement) and (ii) the Company has agreed to issue to the Sellers, among other things, 98,683 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and a Seller Note (as defined in the Loan Purchase Agreement) which provides for the payment of a portion of the interest on the Seller Note in shares of Common Stock (collectively, the Common Stock issued under the Loan Purchase Agreement together with the Common Stock issued as payment of a portion of interest, the “Loan Purchase Shares”); and

B. Upon the terms and subject to the conditions of the Note Purchase Agreement by and between the Company and each of the Sellers dated as of even date herewith (the “Note Purchase Agreement”) (i) the Company has agreed to purchase the Note Assets (as defined in the Note Purchase Agreement) and (ii) the Company has agreed to issue to the Sellers 2,171,038 shares of Common Stock pursuant to the Note Purchase Agreement (the “Note Purchase Shares,” and together with the Loan Purchase Shares, the “Purchase Shares”);

C. To induce the Sellers to enter into the Loan Purchase Agreement and the Note Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Seller hereby agree as follows:

1. Definitions.

For purposes of this Agreement, the following terms shall have the following meanings:

(a) “Aggregate Purchase Price” means $11,500,000, consisting of (i) $500,000.00 for the Loan Purchase Shares and (ii) $11,000,000 for the Note Purchase Shares. Any amounts that may become payable to each Seller under Section 2(f) below shall be equal to an amount equal to such Seller’s pro rata portion of such Loan Purchase Shares and/or Note Purchase Shares, as the case may be.

(b) “Business Day” means any day on which the Principal Market is open for trading, including any day on which the Principal Market is open for trading for a period of time less than the customary time.

(c) “DWAC Shares” means shares of Common Stock that are (i) issued in electronic form, (ii) freely tradable and transferable and without restriction on resale and (iii) timely credited by the Company, once a DWAC notice is received, to each Seller’s or its designee’s specified Deposit/Withdrawal at Custodian (DWAC) account with DTC under its Fast Automated Securities Transfer (FAST) Program, or any similar program hereafter adopted by DTC performing substantially the same function.

(d) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(e) “Filing Deadline” means, with respect to the Registration Statement required to be filed pursuant to Section 2(a), the 60th calendar day following the date hereof; provided, however, that if the Securities Act requires the Company to include in such Registration Statement historical financial statements and pro forma financial information due to a business combination transaction that has occurred or is probable to occur, then the Filing Deadline shall mean the 71st calendar day following the date on which a Current Report on Form 8-K is required to be filed disclosing the consummation of such transaction; and provided, further, that if the Filing Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Filing Deadline shall be extended to the next business day on which the SEC is open for business.

(f) “Person” means an individual or entity including but not limited to any limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(g) “Principal Market” means The Nasdaq Capital Market (or any nationally recognized successor thereto); provided, however, that in the event the Company’s Common Stock is ever listed or traded on the Nasdaq Global Select Market, The Nasdaq Global Market, the New York Stock Exchange, the NYSE American, the NYSE Arca, the OTC Bulletin Board, or the OTCQX or OTCQB operated by the OTC Markets Group, Inc. (or any nationally recognized successor to any of the foregoing), then the “Principal Market” shall mean such other market or exchange on which the Company’s Common Stock is then listed or traded.

(h) “Register,” “Registered,” and “Registration” refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the Securities Act pursuant to Rule 415 under the Securities Act or any successor rule and providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such registration statement(s) by the SEC.

(i) “Registrable Securities” means the Purchase Shares issued or issuable to the Seller, and any Common Stock issued or issuable with respect to the Purchase Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event.

(j) “Registration Statement” means one or more registration statements of the Company on Form S-3 (or other available form) covering only the resale of the Registrable Securities.

(k) “SEC” means the United States Securities and Exchange Commission.

(l) “Transaction Documents” means, collectively, the Loan Purchase Agreement and the schedules and exhibits thereto, the Note Purchase Agreement and the schedules and exhibits thereto, this Agreement and the schedules and exhibits hereto, and each of the other agreements, documents, certificates and instruments entered into or furnished by the parties hereto in connection with the transactions contemplated hereby and thereby.

2. Registration.

(a) Mandatory Registration. The Company shall use commercially reasonable efforts to file with the SEC, as soon as practical but in no case later than the Filing Deadline, an initial Registration Statement covering the maximum number of Registrable Securities as shall be permitted to be included thereon in accordance with applicable SEC rules, regulations and interpretations so as to permit the resale of such Registrable Securities by the Sellers under Rule 415 under the Securities Act at then prevailing market prices (and not fixed prices), as mutually determined by both the Company and the Sellers in consultation with their respective legal counsel, subject to the aggregate number of authorized shares of the Company’s Common Stock then available for issuance in its Certificate of Incorporation. The initial Registration Statement shall register only the Registrable Securities. Each Seller and its counsel shall have a reasonable opportunity to review and comment upon such Registration Statement and any amendment or supplement to such Registration Statement and any related prospectus prior to its filing with the SEC, and the Company shall give due consideration to all such comments. The Company shall use commercially reasonable efforts to have the Registration Statement and any amendment declared effective by the SEC on or before the later of (i) the 90th calendar day following the date hereof and (ii) the 30th calendar day following the Filing Deadline, if extended under Section 1(d) (the “Effectiveness Deadline”). The Company shall use commercially reasonable efforts to keep the Registration

Statement effective pursuant to Rule 415 promulgated under the Securities Act (including through any necessary renewals) and to keep the Registration Statement and the prospectus current and available (including through any necessary renewals) for the resale of all of the Registrable Securities by each Seller until the earlier of the date (i) all Registrable Securities held by such Seller have been registered and sold pursuant to an effective Registration Statement in a manner acceptable to such Seller or (ii) all Registrable Securities may be resold by such Seller without restriction (including, without limitation, volume limitations) pursuant to Rule 144 (taking account of any Staff position with respect to “affiliate” status) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable) (the “Registration Period”). Without limiting the generality of the foregoing, during the Registration Period, the Company shall (a) take all action necessary to cause the Common Stock to continue to be Registered as a class of securities under Section 12(b) of the Exchange Act and shall not take any action or file any document (whether or not permitted by the Exchange Act) to terminate or suspend such registration and (b) file or furnish on or before their respective due dates all reports and other documents required to be filed or furnished by the Company pursuant to Sections 13(a), 13(c), 14, 15(d) or any other provision of or under the Exchange Act, and shall not take any action or file any document (whether or not permitted by the Exchange Act) to terminate or suspend its reporting and filing obligations under the Exchange Act. The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(b) Rule 424 Prospectus. The Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the Securities Act, the prospectus and prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under the Registration Statement. Each Seller and its counsel shall have a reasonable opportunity to review and comment upon such prospectus prior to its filing with the SEC, and the Company shall give due consideration to all such comments. Each Seller shall use commercially reasonable efforts to comment upon such prospectus within one (1) Business Day from the date the Seller receives the final pre-filing version of such prospectus.

(c) Prospectus Amendments or Supplements. Except as provided in this Agreement and other than periodic and current reports required to be filed pursuant to the Exchange Act, the Company shall not file with the SEC any amendment to the Registration Statement or any supplement to the prospectus in each case that refers to any Seller, the Transaction Documents or the transactions contemplated thereby (including, without limitation, any prospectus supplement filed in connection with the transactions contemplated by the Transaction Documents), in each case with respect to which (a) such Seller shall not previously have been advised and afforded the opportunity to review and comment thereon at least two (2) Business Days prior to filing with the SEC, as the case may be, (b) the Company shall not have given due consideration to any comments thereon received from such Seller or its counsel, or (c) such Seller shall reasonably object, unless the Company reasonably has determined that it is necessary to amend the Registration Statement or make any supplement to the prospectus to comply with the Securities Act or any other applicable law or regulation, in which case the Company shall promptly so inform such Seller. In addition, for so long as, in the reasonable opinion of counsel for such Seller, the prospectus is required to be delivered in connection with any acquisition or sale of Securities by such Seller, the Company shall not file any prospectus supplement with respect to the Securities without furnishing to such Seller as many copies of such prospectus supplement, together with the prospectus, as the Seller may reasonably request.

(d) Sufficient Number of Shares Registered. In the event the number of shares available under the Registration Statement is insufficient to cover all of the Registrable Securities, the Company shall, to the extent necessary and permissible, amend the Registration Statement or file a new Registration Statement (together with any prospectuses or prospectus supplements thereunder, a “New Registration Statement”), so as to cover all of such Registrable Securities (subject to the limitations set forth in Section 2(a)) as soon as reasonably practicable, but in any event not later than five (5) Business Days after the necessity therefor arises, subject to any limits that may be imposed by the SEC pursuant to Rule 415 promulgated under the Securities Act. The Company shall use commercially reasonable efforts to cause such amendment and/or New Registration Statement to become effective as soon as reasonably practicable following the filing thereof.

(e) Offering. If the SEC seeks to characterize any offering pursuant to a Registration Statement filed pursuant to this Agreement as constituting an offering of securities that does not permit such Registration Statement to become effective and be used by the Sellers under Rule 415 promulgated under the Securities Act at then-prevailing market prices (and not fixed prices), or if after the filing of the initial Registration Statement with the SEC pursuant to Section 2(a), the Company is otherwise required by the Staff or the SEC to reduce the number of Registrable Securities included in such initial Registration Statement, then in each such case, the Company shall use diligent efforts to advocate with the SEC for the registration of all of the Registrable Securities in accordance with the SEC guidance, including, without limitation, Compliance and Disclosure Interpretation 612.09 and if not successful, reduce the number of Registrable Securities to be included in such initial Registration Statement (after consultation with each Seller and its legal counsel as to the specific Registrable Securities to be removed therefrom) until such time as the SEC shall so permit such Registration Statement to become effective and be used as aforesaid. In the event of any reduction in Registrable Securities pursuant to this paragraph, and subject to Section 2(f) with respect to the payment of liquidated damages, the Company shall, as promptly as allowed by the SEC, file one or more New Registration Statements in accordance with Section 2(d) until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the prospectuses contained therein is available for use by each Seller. Notwithstanding any provision herein or in the Purchase Agreement to the contrary, the Company’s obligations to register Registrable Securities (and any related conditions to each Seller’s obligations) shall be qualified as necessary to comport with any requirement of the SEC as addressed in this Section 2(e).

(f) If (i) the Registration Statement is not filed on or prior to its Filing Deadline, (ii) the Registration Statement is not declared effective on or prior to the Effectiveness Deadline, (iii) the Company fails to file with the SEC a request for acceleration of a Registration Statement in accordance with Rule 461 promulgated by the SEC pursuant to the Securities Act, within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be “reviewed” or will not be subject to further review, or (iv) after the effective date of a Registration Statement, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Sellers are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than ten (10) consecutive calendar days or more than an aggregate of fifteen (15) calendar days (which need not be consecutive calendar days) during any 12-month period (any such failure or breach being referred to as an “Event”, and for purposes of clauses (i) and (ii), the date on which such Event occurs, and for purpose of clause (iii) the date on which such five (5) Business Day period is exceeded, and for purpose of clause (iv) the date which such ten (10) or fifteen (15) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Sellers may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Seller an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 2.0% multiplied by the Aggregate Purchase Price paid by such Seller for the Purchase Shares pursuant to the Loan Purchase Agreement or Note Purchase Agreement, as applicable, If the Company fails to pay any partial liquidated damages pursuant to this Section 2(f) in full within seven (7) days after the date payable, the Company will pay interest thereon at a rate of 12% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to each Seller, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event. Notwithstanding anything to the contrary herein, in no event shall the aggregate amount of liquidated damages (excluding interest) payable to the Sellers pursuant to this Section 2(f) exceed, in the aggregate, 10.0% of the Aggregate Purchase Price paid by the Sellers for the Purchase Shares pursuant to the Loan Purchase Agreement or Note Purchase Agreement, as applicable. The parties agree that notwithstanding anything to the contrary herein or in Loan Purchase Agreement or Note Purchase Agreement, as applicable, no liquidated damages shall be payable if as of the relevant Event Date, the Registrable Securities may be sold by non-affiliates be freely sold pursuant to Rule 144 promulgated under the Securities Act without limitation on volume or manner of sale limitations (subject to requirements under Rule 144 that the Company has filed all required applicable reports under the Exchange Act), as determined by counsel to the Company.

(g) Piggyback Registration In the event that the Company does not then have an effective Registration Statement available for the sale of the Registrable Securities on Form S-3 at any time after the Filing Deadline during the Registration Period and the Registrable Securities may not be freely sold pursuant to Rule 144 promulgated under the Securities Act without limitation on volume or manner of sale limitations (subject to requirements under Rule 144 that the Company has filed all required applicable reports under the Exchange Act), and the Company proposes to register equity securities (other than (i) in connection with registrations on Form S-4 or Form S-8 promulgated by the SEC or any successor forms, (ii) a registration relating solely to employment benefit plans, or (iii) in connection with a registration the primary purpose of which is to register debt securities), the Company shall deliver to each Seller a written notice of such determination and, if within fifteen days after the date of the delivery of such notice, any such Seller shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Seller requests to be registered. This Section 2(g) shall not be construed to permit the Company to file any registration statement not otherwise specifically allowed under this Agreement.

3. Related Obligations.

With respect to the Registration Statement and whenever any Registrable Securities are to be Registered pursuant to Section 2, including on the Registration Statement or on any New Registration Statement, the Company shall use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a) Notifications. The Company will notify the Sellers promptly of the time when any subsequent amendment to the Registration Statement or any New Registration Statement, other than documents incorporated by reference, has been filed with the SEC and/or has become effective or where a receipt has been issued therefor or any subsequent supplement to a prospectus has been filed and of any request by the SEC for any amendment or supplement to the Registration Statement, any New Registration Statement or any prospectus or for additional information.

(b) Amendments. The Company will prepare and file with the SEC, promptly upon any Seller’s request, any amendments or supplements to the Registration Statement, any New Registration Statement or any prospectus, as applicable, that, in such Seller’s reasonable opinion, may be necessary or advisable in connection with any sale of Registrable Securities by such Seller (provided, however, that the failure of such Seller to make such request shall not relieve the Company of any obligation or liability hereunder).

(c) Form S-3. The Company will cause each amendment or supplement to the prospectus, other than documents incorporated by reference, to be filed with the SEC as required pursuant to the rules of Form S-3.

(d) Copies Available. The Company will furnish to each Seller and its counsel (at the expense of the Company) copies of the Registration Statement, the prospectus (including all documents incorporated by reference therein), any prospectus supplement, any New Registration Statement and all amendments and supplements to the Registration Statement, the prospectus or any New Registration Statement that are filed with the SEC during the Registration Period (including all documents filed with or furnished to the SEC during such period that are deemed to be incorporated by reference therein), in each case, as soon as reasonably practicable and in such quantities as such Seller may from time to time reasonably request and, at such Seller’s request, will also furnish copies of the prospectus to each exchange or market on which sales of the Registrable Securities may be made; provided, however, that the Company shall not be required to furnish any document (other than the prospectus) to such Seller to the extent such document is available on EDGAR.

(e) Qualification. The Company shall take all such action, if any, as is reasonably necessary in order to obtain an exemption for or to qualify (i) the sale of the Purchase Shares to each Seller under this Agreement and (ii) any subsequent resale of all Purchase Shares by the Seller, in each case, under applicable securities or “Blue Sky” laws of the states of the United States in such states as is reasonably requested by such Seller during the Registration Period, and shall provide evidence of any such action so taken to such Seller. The Company shall promptly notify each Seller who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(f) Notification of Stop Orders. The Company shall advise each Seller promptly and shall confirm such advice in writing, in each case: (i) of the Company’s receipt of notice of any request by the SEC or any other federal or state governmental authority for amendment of or a supplement to the Registration Statement or any prospectus or for any additional information; (ii) of the Company’s receipt of notice of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the prospectus or prospectus supplement, or any New Registration Statement, or of the Company’s receipt of any notification of the suspension of qualification of the Registrable Securities for offering or sale in any jurisdiction or the initiation or contemplated initiation of any proceeding for such purpose; and (iii) of the Company becoming aware of the happening of any event, which makes any statement of a material fact made in the Registration Statement or any prospectus untrue or which requires the making of any additions to or changes to the statements then made in the Registration Statement or any prospectus in order to state a material fact required by the Securities Act to be stated therein or necessary in order to make the statements then made therein (in the case of any prospectus, in light of the circumstances under which they were made) not misleading, or of the necessity to amend the Registration Statement or any prospectus to comply with the Securities Act or any other law. The Company shall not be required to disclose to each Seller the substance or specific reasons of any of the events set forth in clauses (i) through (iii) of the immediately preceding sentence, but rather, shall only be required to disclose that the event has occurred. If at any time the SEC, or any other federal or state governmental authority shall issue any stop order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the prospectus or prospectus supplement, the Company shall use commercially reasonable efforts to obtain the withdrawal of such order at the earliest practicable time. The Company shall furnish to each Seller, without charge upon request, a copy of any correspondence from the SEC or the staff of the SEC, or any other federal or state governmental authority to the Company or its representatives relating to the Registration Statement, any New Registration Statement or any prospectus, or prospectus supplement as the case may be. If at any time the SEC shall issue any stop order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the prospectus or any prospectus supplement, the Company shall use commercially reasonable efforts to obtain the withdrawal of such order at the earliest practicable time. The Company shall furnish to the Sellers, without charge upon request, a copy of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to the Registration Statement or the prospectus, as the case may be.

(g) Listing on the Principal Market. The Company shall promptly secure the listing, or conditional listing as applicable, of all of the Purchase Shares to be issued to the Sellers hereunder on the Principal Market (subject to standard listing conditions, if any, for transactions of this nature and official notice of issuance) and upon each other national securities exchange or automated quotation system, if any, upon which the Common Stock are then listed, and shall maintain, so long as any Common Stock shall be so listed, such listing of all such Registrable Securities from time to time issuable hereunder. The Company shall use commercially reasonable efforts to maintain the listing of the Common Stock on the Principal Market and shall comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules and regulations of the Principal Market. Neither the Company nor any of its Subsidiaries shall take any action that would reasonably be expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall promptly provide to the Sellers copies of any notices it receives from any Person regarding the continued eligibility of the Common Stock for listing on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 3(g).

(h) Delivery of Shares. The Company shall cooperate with the Sellers to facilitate the timely preparation and delivery of DWAC Shares (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to the Registration Statement or any New Registration Statement and enable such DWAC Shares to be in such denominations or amounts as the Sellers may reasonably request and registered in such names as the Sellers may request.

(i) Transfer Agent. The Company shall at all times maintain the services of a transfer agent with respect to its Common Stock.

(j) Approvals. The Company shall use commercially reasonable efforts to cause the Registrable Securities covered by any Registration Statement to be Registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to consummate the disposition of such Registrable Securities.

(k) Confirmation of Effectiveness. If reasonably requested in writing by the Sellers at any time, the Company shall deliver to the Sellers a written confirmation from the Company of whether or not the effectiveness of such Registration Statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not the Registration Statement is currently effective and available to the Sellers for sale of all of the Registrable Securities.

(l) Further Assurances. The Company agrees to take all other reasonable actions as necessary and reasonably requested in writing by the Sellers to expedite and facilitate disposition by the Sellers of Registrable Securities pursuant to any Registration Statement.

(m) Suspension of Sales. Each Seller agrees that, upon receipt of any Suspension Notice or notice from the Company of the existence of any suspension or stop order as set forth in Section 3(f) or 3(g), such Seller will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until the Seller’s receipt of the copies of a notice regarding the resolution or withdrawal of the suspension or stop order as contemplated by Section 3(f) or 3(g). Notwithstanding anything to the contrary, the Company shall cause its transfer agent to promptly deliver DWAC Shares of Common Stock without any restrictive legend in connection with any sale of Registrable Securities with respect to which a Seller has entered into a contract for sale prior to the Seller’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or 3(g) and for which the Seller has not yet settled.

(n) Notwithstanding anything to the contrary in Section 3(f), at any time commencing after the effective date of the applicable Registration Statement during the Registration Period, the Company may delay the disclosure of material non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and not, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall (i) promptly notify the Sellers in writing of the existence of material non-public information giving rise to a Grace Period (provided that the Company shall not disclose the content of such material non-public information to any Seller in any such notice) and the date on which the Grace Period will begin, and (ii) as soon as such date may be determined, promptly notify the Sellers in writing of the date on which the Grace Period ends; and, provided, further, that (A) no Grace Period shall exceed thirty (30) consecutive days, (B) during any three hundred sixty-five (365) day period, such Grace Periods shall not exceed an aggregate of sixty (60) days, and (C) the first day of any Grace Period must be at least ten (10) trading days after the last day of any prior Grace Period (each Grace Period that satisfies all of the requirements of this Section 3(n) being referred to as an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Sellers receive the notice referred to in clause (i) and shall end on and include the later of the date the Sellers receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(f) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Seller in accordance with the Transaction Documents in connection with any sale of Registrable Securities with respect to which a Seller has entered into a contract for sale prior to the Seller’s receipt of a notice from the Company of the notice of a Grace Period and for which the Seller has not yet settled.

4. Obligations of the Sellers.

(a) Seller Information. The Company shall notify the Sellers in writing of the information the Company reasonably requires from the Sellers in connection with any Registration Statement hereunder. The Sellers shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b) Seller Cooperation. The Sellers agree to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder and any amendments and supplements thereof.

5. Expenses of Registration.

All reasonable expenses of the Company, other than sales or brokerage commissions and fees and disbursements of counsel for the Sellers, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

6. Indemnification.

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Seller, each Person, if any, who controls a Seller, the members, the directors, officers, partners, employees, managers, agents, representatives of a Seller and each Person, if any, who controls such Seller within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement (with the consent of the Company, such consent not to be unreasonably withheld) or reasonable expenses, (collectively, “Claims”) reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency or body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement, any New Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement or any New Registration Statement or (iv) any material violation by the Company of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (A) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by the Sellers or such Indemnified Person expressly for inclusion in the Registration Statement, any New Registration Statement, the prospectus or any such amendment thereof or supplement thereto, if such in each case if the foregoing was timely made available by the Company; (B) with respect to any superseded prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any other Indemnified Person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3(d), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation; (C) shall not be available to the extent such Claim is based on a failure of the Sellers to deliver, or to cause to be delivered, the prospectus made available by the Company, if such prospectus was theretofore made available by the Company pursuant to Section 3(d); and (D) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, delayed or conditioned. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Sellers pursuant to Section 8.

(b) In connection with the Registration Statement any New Registration Statement or prospectus, each Seller, severally and not jointly, agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signed the Registration Statement or signs any New Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information about such Seller furnished to the Company by such Seller expressly for inclusion in the Registration Statement or prospectus or any New Registration Statement or from the failure of the such Seller to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(d); and, subject to Section 6(d), such Seller will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Seller, which consent shall not be unreasonably withheld; provided, further, however, that such Seller shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Seller as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Sellers pursuant to Section 8.

(c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred. Any Person receiving a payment pursuant to this Section 6 which person is later determined to not be entitled to such payment shall return such payment to the person making it.

(e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any Seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such Seller from the sale of such Registrable Securities.

8. Assignment of Registration Rights.

The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of Sellers; provided, however, that any transaction, whether by merger, reorganization, restructuring, consolidation, financing or otherwise, whereby the Company remains the surviving entity immediately after such transaction shall not be deemed an assignment. Each Seller may not assign its rights under this Agreement without the prior written consent of the Company, other than to an affiliate of the Seller controlled by Nantahala, in which case the assignee must agree in writing to be bound by the terms and conditions of this Agreement.

9. Amendment of Registration Rights.

No provision of this Agreement may be amended or waived by the parties from and after the date that is one Business Day immediately preceding the initial filing of the Registration Statement with the SEC. Subject to the immediately preceding sentence, no provision of this Agreement may be (i) amended other than by a written instrument signed by both parties hereto or (ii) waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

10. Miscellaneous.

(a) Notices. Any notices, consents or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) upon receipt, when sent by electronic message (provided the recipient responds to the message and confirmation of both electronic messages are kept on file by the sending party); or (iv) one (1) Business Day after timely deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Zevra Therapeutics, Inc.

1180 Celebration Boulevard, Suite 103

Celebration. FL 34747

Attention: Chief Financial Officer

E-mail: lclifton@zevra.com

With a copy (which shall not constitute notice) to: contracts@zevra.com

With a copy (which shall not constitute notice) to:

Latham & Watkins LLP

1271 Avenue of the Americas

New York, NY 10020

Attention: Nathan Ajiashvili

E-mail: Nathan.ajiashvili@lw.com

If to the Sellers:

Nantahala Capital Management, LLC

130 Main Street

Second Floor

New Canaan, CT 068400

Attention: Daniel Mack

E-mail: dan@nantahalapartners.com

With a copy (which shall not constitute notice) to:

Duane Morris LLP

1540 Broadway

New York, NY 10036

Attention: Dean Colucci

Phone: 973-424-2020

E-mail: dmcolucci@duanemorris.com

or at such other address, e-mail address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party at least one (1) Business Day prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, and recipient facsimile number, (C) electronically generated by the sender’s electronic mail containing the time, date and recipient email address or (D) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of receipt in accordance with clause (i), (ii), (iii) or (iv) above, respectively. Any party to this Agreement may give any notice or other communication hereunder using any other means (including messenger service, ordinary mail or electronic mail), but no such notice or other communication shall be deemed to have been duly given unless it actually is received by the party for whom it is intended.

(b) No Waiver. No failure or delay in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

(c) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement and other Transaction Documents shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of and venue in the U.S. District Court for the Southern District of New York or, if that court does not have subject matter jurisdiction, in any state court located in the City and County of New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(d) Integration. This Agreement and the other Transaction Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Sellers, the Company, their affiliates and persons acting on their behalf with respect to the subject matter hereof and thereof.

(e) No Third Party Benefits. Subject to the requirements of Section 8, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(f) Headings. The headings in this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(g) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or pdf (or other electronic reproduction of a) signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or pdf (or other electronic reproduction of a) signature.

(h) Further Acts. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(i) Language. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(j) Benefit. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(k) Termination. The obligations of the Company contained in Sections 2, 3, 5 and 8 of this Agreement shall terminate in their entirety upon the earlier of the date (i) all Registrable Securities held by Sellers have been registered and sold pursuant to an effective Registration Statement in a manner acceptable to Sellers or (ii) all Registrable Securities may be resold by Sellers without restriction (including, without limitation, volume limitations) pursuant to Rule 144 (taking account of any Staff position with respect to “affiliate” status) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable).

* * * * * *

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

THE COMPANY:
ZEVRA THERAPEUTICS, INC.

By:	/s/ R. LaDuane Clifton
Name:	R. LaDuane Clifton, MBA, CPA
Title:	Chief Financial Officer,
Secretary and Treasurer

[Signature Page to Registration Rights Agreement]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

SELLERS :

NANTAHALA CAPITAL MANAGEMENT, LLC

By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

State: Massachusetts

Address:
130 Main St. 2nd Floor
New Canaan, CT 06840

NANTAHALA CAPITAL PARTNERS LIMITED PARTNERSHIP

By: Nantahala Capital Management, LLC,
its general partner

By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

State: Massachusetts

Address:
130 Main St. 2nd Floor
New Canaan, CT 06840

[Signature Page to Registration Rights Agreement]

NANTAHALA CAPITAL PARTNERS II LIMITED PARTNERSHIP

By: Nantahala Capital Management, LLC,
its general partner

By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

State: Delaware

Address:
130 Main St. 2nd Floor
New Canaan, CT 06840

NCP RFM L.P.

By: Nantahala Capital Management, LLC,
its investment manager

By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

State: Delaware

Address:
130 Main St. 2nd Floor
New Canaan, CT 06840

[Signature Page to Registration Rights Agreement]

BLACKWELL PARTNERS LLC – SERIES A, solely with respect to the portion of its assets for which Nantahala Capital Managemnt, LLC acts as its Investment Manager

By: Nantahala Capital Management, LLC,
its investment manager

By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

State: Delaware

Address:
280 South Mangum Street, Suite 210
Durham, NC 27701

PINEHURST PARTNERS, L.P., solely with respect to the portion of its assets for which Nantahala Capital Management, LLC acts as its Investment Manager

By:	Nantahala Capital Management, LLC,
its investment manager

By:	/s/ Daniel Mack
Name: Daniel Mack
Title: Manager

State: Delaware

Address:
c/o Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801

[Signature Page to Registration Rights Agreement]

CEOF HOLDINGS, L.P.

By: Corbin Capital Partners, L.P., its investment manager

By:	/s/ Daniel Friedman
Name: Daniel Friedman
Title: General Counsel

State: Delaware

Address: 590 Madison Avenue, 31st Floor, New York NY 10022 Attention: Daniel Friedman, General Counsel

CORBIN PRIVATE CREDIT MANAGER FUND II, L.P.

By: Corbin Capital Partners, L.P., its investment manager

By:	/s/ Daniel Friedman
Name: Daniel Friedman
Title: General Counsel

Country: Cayman Islands

Address: 590 Madison Avenue, 31st Floor, New York NY 10022 Attention: Daniel Friedman, General Counsel

[Signature Page to Registration Rights Agreement]

CORBIN TLP FUND I, L.P.

By: Corbin Capital Partners, L.P., its investment manager

By:	/s/ Daniel Friedman
Name: Daniel Friedman
Title: General Counsel

State: Delaware

Address: 590 Madison Avenue, 31st Floor, New York NY 10022 Attention: Daniel Friedman, General Counsel

[Signature Page to Registration Rights Agreement]

Schedule A

Schedule of Selling Stockholders

NANTAHALA CAPITAL MANAGEMENT, LLC

NANTAHALA CAPITAL PARTNERS LIMITED PARTNERSHIP

NANTAHALA CAPITAL PARTNERS II LIMITED PARTNERSHIP

NCP RFM L.P.,

BLACKWELL PARTNERS LLC – SERIES A

PINEHURST PARTNERS, L.P.

CEOF HOLDINGS LP

CORBIN TLP FUND I, L.P.

CORBIN PRIVATE CREDIT MANAGER FUND II, L.P.